                                                                   EXHIBIT 99.01


                          Audited Financial Statements

                             Welcon Management Co.
                                 and Subsidiary

                           Year ended March 31, 1996
                      with Report of Independent Auditors

                             Welcon Management Co.

                          Audited Financial Statements
                           Year Ended March 31, 1996


                                    Contents

                                                            Page
INDEPENDENT AUDITOR'S REPORT ON THE
  FINANCIAL STATEMENTS                                         1

AUDITED FINANCIAL STATEMENTS

  Consolidated balance sheet                                 2-3

  Consolidated statement of income                             4

  Consolidated statement of retained earnings                  5

  Consolidated statement of cash flows                         6

  Notes to the financial statements                         7-14

Independent Auditor's Report


To the Board of Directors and Stockholders
Welcon Management Co.
Wilson, North Carolina

We have audited the accompanying consolidated balance sheet of Welcon Management Co. and its subsidiary, Watson Electrical Construction Co., as of March 31, 1996, and the related consolidated statements of income, retained earnings, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Welcon Management Co. and its subsidiary, Watson Electrical Construction Co., as of March 31, 1996 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 13 to the financial statements, the Company changed its method of accounting for postretirement benefits.

Bunch & Company, LLP

Rocky Mount, North Carolina
May 7, 1996
(except for Note 9, as to which the date is July 13, 1999)

                             Welcon Management Co.

                          Consolidated Balance Sheet
                                March 31, 1996



                                    Assets
Current Assets
  Cash and cash equivalents                                         $ 2,219,352
  Temporary cash investments                                          3,500,000
  Accounts receivable                                                14,294,895
  Accounts receivable-other                                              28,080
  Inventories - merchandise                                           1,754,666
  Costs and estimated earnings in excess of billings
    on uncompleted contracts                                          2,665,161
  Prepaid expenses                                                      173,620
  Deferred income tax benefit                                           224,000
                                                                    -----------
      Total current assets                                           24,859,774
                                                                    -----------

Property and Equipment
  Property and equipment                                              7,228,532
  Less accumulated depreciation                                       5,964,492
                                                                    -----------
      Net property and equipment                                      1,264,040
                                                                    -----------

Other Assets
  Deferred income tax benefit                                           796,000
  Other assets                                                          552,227
                                                                    -----------
      Total other assets                                              1,348,227
                                                                    -----------

Total Assets                                                        $27,472,041
                                                                    ===========

                            See accompanying notes.

                             Welcon Management Co.

                          Consolidated Balance Sheet
                                March 31, 1996

                     Liabilities and Stockholders' Equity


Current Liabilities
  Current portion of notes payable                                 $   261,237
  Accounts payable                                                   8,229,641
  Accrued expenses                                                   2,348,013
  Income taxes payable                                                 694,213
  Reserve for supplemental compensation                                 43,759
  Billings in excess of costs and estimated earnings
    on uncompleted contracts                                         4,813,402
                                                                   -----------
      Total current liabilities                                     16,390,265
                                                                   -----------

Long Term Liabilities
  Notes payable, less current maturities                             1,079,361
  Reserve for supplemental compensation                              1,239,540
  Accrued postretirement benefits                                      836,000
                                                                   -----------
      Total long term liabilities                                    3,154,901
                                                                   -----------

        Total liabilities                                           19,545,166
                                                                   -----------


Stockholders' Equity
  Common stock, $1 par value; authorized 100,000 shares;
    issued and outstanding 15,000 shares                                15,000
  Capital contributed in excess of par                                 135,000
  Retained earnings                                                  7,776,875
                                                                   -----------
      Total stockholders' equity                                     7,926,875
                                                                   -----------

Total Liabilities and Stockholders' Equity                         $27,472,041
                                                                   ===========

                            See accompanying notes.

                             Welcon Management Co.

                      Consolidated Statement of Income
                         Year Ended March 31, 1996

CONSTRUCTION INCOME                                                 $88,443,931

JOB COSTS                                                            78,717,204
                                                                    -----------

  Gross profit                                                        9,726,727

GENERAL AND ADMINISTRATIVE EXPENSES                                   5,562,491
                                                                    -----------
  Income from operations                                              4,164,236

OTHER INCOME (EXPENSE)                                              -----------

  Interest income, net of interest expense                               41,524
  Other income                                                           33,662
                                                                    -----------

    Net other income                                                     75,186
                                                                    -----------

    Income before income taxes and cumulative
      effect of change in accounting principle                        4,239,422

PROVISION FOR INCOME TAX                                              1,683,413
                                                                    -----------

Net income before cumulative effect of change
  in accounting principle                                           $ 2,556,009

Cumulative effect on prior years (to March 31, 1995)
  of changing to a different method of reporting
  postretirement benefits (net of $344,000 tax)                        (546,000)
                                                                    -----------

NET INCOME                                                           $2,010,009
                                                                    ===========

                            See accompanying notes.

                             Welcon Management Co.

                Consolidated Statement of Retained Earnings
                         Year Ended March 31, 1996


Retained earnings - beginning                                     $5,766,866

Net income                                                         2,010,009
                                                                 -----------

Retained earnings - ending                                        $7,776,875
                                                                 ===========

                            See accompanying notes.

                           Welcon Management Co.

                     CONSOLIDATED STATEMENT OF CASH FLOWS
                         Year Ended March 31, 1996

Cash flows from operating activities
  Net income                                                      $ 2,010,009
                                                                  -----------
  Adjustment to reconcile net income to net cash
  provided by operating activities:
    Depreciation and amortization                                     765,961
    Deferred income taxes                                            (398,000)
    Gain on disposal of property                                       (4,126)
    Changes in operating assets and liabilities:
      Accounts receivable                                             446,745
      Inventories                                                      66,333
      Cost in excess of billings                                      733,221
      Prepaid expenses                                                (96,694)
      Accounts payable                                                 (5,436)
      Accrued liabilities                                             789,228
      Billings in excess of costs                                   1,549,806
      Income taxes payable                                            463,474
      Supplemental compensation reserve                               134,294
      Accrued postretirement benefits                                 836,000
                                                                  -----------
    Total adjustments                                               5,280,806
                                                                  -----------
Net cash provided by operating activities                           7,290,815
                                                                  -----------

Cash flow from investing activities
  Cash proceeds from sale of property                                  13,414
  Cash payments for purchase of property                           (1,093,554)
  Net cash value life insurance increase                              (58,967)
                                                                  -----------
Net cash used by investing activities                              (1,139,107)
                                                                  -----------

Cash flow from financing activities
  Proceeds from long-term debt                                         16,044
  Net borrowings (payments) on line of credit                        (450,000)
  Principal payments on long-term debt                               (443,846)
                                                                  -----------
Net cash used by financing activities                                (877,802)
                                                                  -----------
Net increase in cash and equivalents                                5,273,906

Cash and equivalents, beginning of year                               445,446
                                                                  -----------
Cash and equivalents, end of year                                 $ 5,719,352
                                                                  ===========

                            See accompanying notes.

                             Welcon Management Co.

                       Notes to the Financial Statements

Note 1 - Nature of Business and Significant Accounting Policies

     Nature of business - The Company is a management company located in North Carolina for its wholly-owned subsidiary, Watson Electrical Construction Co. The subsidiary is an electrical contractor primarily operating in North and South Carolina and Virginia. The Company provides credit in the normal course of business to its customers. The Company performs ongoing credit evaluations of its customers. Credit losses, when realized, have been within the range of the Company's expectations and, historically, have not been significant.

     A summary of the Company's significant accounting policies follows:

     Basis of accounting - The accompanying financial statements have been prepared using the percentage-of-completion method of accounting and, therefore, take into account the cost, estimated earnings and revenue to date on contracts not yet completed.

     The amount of revenue recognized at statement date is the portion of the total contract price that the cost expended to date bears to the anticipated final total cost, based on current estimates of cost to complete. It is not related to the progress billings to customers. However, at the time a loss on a contract becomes known, the entire amount of the estimated ultimate loss is recognized in the financial statements.

     As long term contracts extend over one or more years, revisions in estimates of cost and earnings during the course of the work are reflected in the accounting period in which the facts requiring the revision become known.

     Contract costs include direct material, direct labor and benefits, subcontract costs and allocations of indirect construction costs. Indirect construction cost is computed based on the uniform capitalization rules of the "Tax Reform Act of 1986." The difference between actual expenditures for indirect construction cost and the amount allocated is charged to operations for the current year.

     Contracts which are substantially complete are considered closed for financial statement purposes. Revenue earned on contracts in progress in excess of billings (underbillings) is classified as a current asset. Amounts billed in excess of revenue earned (overbillings) are classified as current liabilities.

     Operating Cycle - Assets and liabilities related to long term contracts are included in current assets and current liabilities in the accompanying balance sheet, as they will be liquidated in the normal course of contract completion, although this may require more than one year.

     Inventories - The Company values its inventories at lower of cost or market. Cost is computed using a moving average.

-continued-                        Page 7

                             Welcon Management Co.

                       Notes to the Financial Statements


Note 1 - Significant  Accounting Policies - continued

     Cash and cash equivalents - The Company considers all cash and other highly liquid investments with maturities of three months or less at the date of acquisition, to be "cash and cash equivalents."

     Cash deposits at banks exceeded federally insured limits at March 31, 1996 by $5,382,400.

     Income taxes - Financial statements and tax reporting are prepared using the percentage-of-completion method of accounting with contracts considered closed when they are substantially complete. For income tax reporting, the Tax Reform Act of 1986 requires that all contracts be reported 100% percentage-of-completion except for residential contracts which are reported 70% percentage-of-completion (the remaining 30% profit is recognized upon completion of the contract).

     Property and equipment - Property and equipment is stated at cost and depreciation is computed using accelerated methods over the assets estimated useful lives. Maintenance and repairs are charged to income as incurred; major renewals and improvements are capitalized. The major components of property and equipment are:

                         Description                               Years
               -----------------------------------------       -------------
               Vehicles                                          3 - 4
               Tools                                             3
               Furniture, fixtures and office equipment          6 - 10
               Equipment                                         4 - 8
               Leasehold improvements                            Term of lease

     Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


Note 2 - Related Party Transactions

     The Company leases a building, garage and parking lot on Hood Street, the home office property on Ward Boulevard and two condominiums from W.E. and Catherine Boyette, stockholders. The Company paid $85,849 in rental expense on these properties for the year ended March 31, 1996.

- continued -                      Page 8

                             Welcon Management Co.

                       Notes to the Financial Statements


Note 2 - Related Party Transactions - continued

     The Company also leases from WEB Properties, Inc. (a corporation wholly owned by W. E. Boyette) properties used as division offices of the Company. Total rentals paid for the year ending March 31, 1996 on these properties were $382,125. See Note 5 for additional details.


Note 3 - Contracts in Progress

     Contract amounts, accumulated costs, estimated earnings and the related billings to date on contracts in progress at March 31, 1996 are as follows:

                                                               Contract       Contract
                                                                Revenue         Costs
                                                             ------------   ------------
          Total contract activity                            $128,783,561   $117,033,586
          Less earnings and costs recorded in prior years     (40,339,630)   (38,316,382)
                                                             ------------   ------------
          Earnings and costs for the period ended
              March 31, 1996                                   88,443,931     78,717,204
          Less current year earnings and costs of
              contracts completed during the period           (47,706,460)   (41,109,224)
          Earnings and costs recorded in a previous
              period still in progress at March 31, 1996       12,246,818     11,390,267
                                                             ------------   ------------

          Totals - Jobs in Progress at March 31, 1996          52,984,289     48,998,247
                                                             ============   ============

          Amounts earned on jobs in progress at
              March 31, 1996                                                  52,984,289
          Progress billings on jobs in progress at
              March 31, 1996                                                 (55,132,530)
                                                                            ------------
                                                                              (2,148,241)
                                                                            ============
          Represented by:
              Costs and estimated earnings in excess of
                  billings on uncompleted contracts                            2,665,161
          Less amounts billed in excess of costs and
              estimated earnings on uncompleted contracts                     (4,813,402)
                                                                             -----------
                                                                              (2,148,241)
                                                                             ===========

- continued -                      Page 9

                             Welcon Management Co.

                       Notes to the Financial Statements


Note 4 - Income Taxes

     The Company files a consolidated federal income tax return with its subsidiary, Watson Electrical Construction Co. The current year provision (benefit) for income tax is:

       Current                                       $ 1,737,413
       Deferred                                         (398,000)
                                                     -----------
         Total                                         1,339,413
                                                     ===========


     Current income taxes are stated at statutory rates as determined by tax reporting methods. Deferred income taxes result from timing differences in the recognition of revenue and expenses for tax and financial statement purposes. Timing differences include recognition of income on long term contracts, accruals on earned vacation benefits, postretirement benefits and recognition of expense on supplemental compensation agreements. The measurements of deferred tax assets and liabilities is based on provisions of the enacted tax law; the effects of the future changes in tax laws or rates are not considered. The components of the net deferred tax asset at March 31, 1996 are as follows:

  Deferred assets                                   $1,020,000
  Deferred tax liabilities                                   0
  Valuation allowance                                        0
                                                     ---------
                                                     1,020,000
                                                     =========
The net deferred tax asset at March 31, 1996
 is reflected in the balance sheet as follows:

  Current deferred tax asset                          $224,000
  Long term deferred tax asset                         796,000
                                                     ---------
                                                     1,020,000
                                                     =========

     Income tax returns have been audited by the Internal Revenue Service through fiscal year ending March 31, 1990.


Note 5 - Lease Agreements

     The Company leases substantially all of the land and buildings used in operations from related parties (see Note 2). The leases are generally for a period of five years and classified as operating leases. The Company is responsible for executory costs.

- continued -                      Page 10

                             Welcon Management Co.

                       Notes to the Financial Statements

Note 5 - Lease Agreements (continued)

     The future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year are as follows:

          3-31-97                       $  551,163
          3-31-98                          542,633
          3-31-99                          156,960
          Thereafter                             0
                                         ---------
                                         1,250,756
                                         =========

Note 6 - Notes Payable and Credit Arrangements

     The Company and its subsidiary entered into a revolving line of credit in August 1992, renewed through August 1996 with its bank for an amount not to exceed $2,500,000. The line of credit bears interest at bank prime (8.25% at March 31, 1996) and is payable monthly. The credit line is unsecured and is guaranteed by Mr. & Mrs. W.E. Boyette and WEB Properties, Inc. In addition, the Companies are required to assign the proceeds of life insurance on the life of W.E. Boyette in the amount of $1,250,000. The line of credit agreement contains covenants which, among others, requires that certain financial ratios be maintained. At March 31, 1996 the Company was in compliance with these requirements.

     Notes payable at March 31 consist of the following:

     Revolving line of credit from
         NationsBank (see above)                                                         $        0

     Combined notes to individual; interest rate of 7%,
         monthly payments of $17,412 including interest; notes
         maturing August 2003, secured by the stock of Welcon
         Management Co. and Watson Electrical Construction Co.                            1,196,481

     Term notes to bank and equipment dealer due in aggregate
         monthly installments of $4,489, maturing through November
         1997, interest ranging from 0% to 6.75%, collateralized
         by Company vehicle                                                                  51,343

     Note to stockholder, interest rate of 10%; monthly payments of $10,000 beginning May 1995; due on or before
         December 31, 1996, unsecured                                                        92,774
                                                                                         ----------

                 Total notes payable                                                      1,340,598
                 Less current maturities                                                    261,237
                                                                                         ----------
                 Long term portion                                                        1,079,361
                                                                                         ==========

- continued -                      Page 11

                             Welcon Management Co.

                       Notes to the Financial Statements

Note 6 - Notes Payable (continued)

    Aggregate maturities of notes payable at
      March 31, 1996 are as follows:
          3-31-97                                    $  261,237
          3-31-98                                       150,798
          3-31-99                                       148,654
          3-31-00                                       159,400
          3-31-01                                       170,923
          Thereafter                                    449,586
                                                     ----------
          Total                                       1,340,598
                                                     ==========

Note 7 - Pension And Retirement Plans

     The Companies sponsored a noncontributory defined benefit plan which was terminated on November 30, 1994; final closure of the plan was completed in September 1996. The benefit obligation was settled by one of the following options elected by each participant: (1) purchasing annuity contracts, (2) lump sum payment, or (3) rolling over the benefit obligation to an IRA/qualified retirement plan. Active participants could elect to roll over the benefit obligation to the Companies' newly sponsored 401(k) retirement plan. The Company received a refund in the amount of $216,346 for all contributions made to the plan after June 15, 1994.

     In place of the defined benefit plan described above, the Companies sponsored a defined contribution pension plan (401k) effective for the year beginning April 1, 1994. The plan covers all employees who have attained age 21 and perform at least 1,000 hours of service per year. For the year ended March 31, 1996, the Companies matched 50% of the first 2% of compensation each participant elected to contribute. The total amount contributed for the year ending March 31, 1996 was $270,680.


Note 8 - Supplemental Compensation

     The Company's subsidiary has adopted a supplemental compensation benefit plan for selected management employees effective April 1983. The Company makes discretionary contributions based on eligible participants' earnings. Interest earnings on participants' reserve balances are accrued at a fixed rate and expensed annually. Benefits are paid to employees upon retirement and attaining age 55 or as death benefits. Benefits are generally paid monthly over a period of ten years. The Company has procured life insurance policies on its employees to aid in meeting its obligations under this agreement. Any proceeds from such policies shall be treated as general assets of the Company and do not represent the vested, secured or preferred interest of participants or beneficiaries; and the Company has no obligation to continue the life insurance in force.

- continued -                       Page 12

                             Welcon Management Co.

                       Notes to the Financial Statements


Note 8 - Supplemental Compensation (continued)

     For the year ended March 31, 1996, the Company made a discretionary contribution of up to 10% of eligible participants' earnings. Total supplemental compensation expense for 1996 was $199,577. Current and long term maturities of supplemental payments are as follows:

                                                   Short          Long
                                                    Term          Term
                                                  --------     ----------

          Retirees and beneficiaries               $43,759     $  171,445
          Active employees                               0      1,068,095
                                                   -------     ----------
            Total                                   43,759      1,239,540
                                                   =======     ==========

Note 9 - Post Retirement Medical Benefits

     The Company sponsors a postretirement health care plan covering qualified retirees. As of March 31, 1996 the plan was effectively terminated and eligible participants were limited to those with twenty-five years of service as of January 1, 1994 or fifteen years of service after their reaching age 40. The plan is unfunded and paid through its operating capital.

     The following table sets forth the plan's funded status reconciled with the amount shown on the balance sheet at March 31, 1996:

     Accumulated postretirement benefit obligations:
        Current retirees                                         $  836,000
        Current employees eligible for immediate benefits                 -
        Current employees eligible for future benefits                    -

     Plan assets at fair value                                            -
                                                                 ----------

     Accumulated postretirement obligation in excess
       of plan assets                                               836,000
     Unrecognized net gain                                                -
     Prior service cost not yet recognized                                -
     Unrecognized transition obligation                                   -
                                                                 ----------

     Accrued postretirement benefit cost                         $  836,000
                                                                 ==========

     Net periodic postretirement benefit cost included the following components for the year ended
       March 31, 1996:

        Service cost - benefits attributable to service
         during the year                                         $        -
        Interest on accumulated postretirement
         benefit obligation                                          64,525
        Recognition of transition obligation                        890,000
        Experience (gains) and losses                               (68,525)
                                                                  ---------

        Net periodic postretirement benefit cost                 $  886,000
                                                                  =========

     For measurement purposes, a 5% annual rate of increase in per capita health care costs of covered benefits was assumed. The weighted average discount rate used in estimating the accumulated postretirement obligation was 7.25%.


Note 10 - Litigation

     The Company is a party to a small number of legal proceedings as a defendant or plaintiff in the ordinary course of its business but does not regard the net result of such proceedings as having a material adverse effect on the financial position of the Company.

- continued -                      Page 13

                             Welcon Management Co.

                       Notes to the Financial Statements


Note 11 - Supplemental Disclosures to Cash Flow Statement

     Cash paid during the year for:
       Interest                               $    139,597
       Income taxes                              1,222,955


Note 12 - Backlog

     At March 31, 1996 the Company had the following backlog (gross revenue) from signed contracts:

       Backlog of work remaining on contracts in progress
         at March 31, 1996                                   $ 50,541,705

Note 13 - Change in Accounting Principal for Postretirement Benefits

     Effective April 1, 1995 the Company has adopted Statement of Financial Standards No. 106 "Employers' Accounting For Postretirement Benefits Other Than Pensions". The change was adopted as required by generally accepted accounting principals. SFAS No. 106 requires postretirement benefits provided by the Company to be expensed during the applicable employment period of eligible participants. Before adoption of SFAS No. 106 the Company expensed health care benefits provided to eligible participants as the benefits were paid. See Note 9 for additional information regarding postretirement benefits. As a result of the adoption of SFAS No. 106, the Company has expensed in these financial statements the cumulative effect of this change in accounting principle for postretirement benefits. A schedule of the cumulative adjustment is as follows:

                Cumulative liability of postretirement
                  benefit through 4/1/95                        $ 890,000
                Less: Deferred tax                               (344,000)
                                                                ---------

                Net cumulative effect of change in
                  accounting principle                          $ 546,000
                                                                =========

                         Audited Financial Statements

                             Welcon Management Co.
                                 and Subsidiary

                           Year ended March 31, 1997
                      with Report of Independent Auditors

                             Welcon Management Co.

                          Audited Financial Statements
                           Year Ended March 31, 1997


                                    Contents

                                                 Page
INDEPENDENT AUDITOR'S REPORT ON THE
  FINANCIAL STATEMENTS                              1

AUDITED FINANCIAL STATEMENTS

  Consolidated balance sheet                      2-3

  Consolidated statement of income                  4

  Consolidated statement of retained earnings       5

  Consolidated statement of cash flows              6

  Notes to the financial statements              7-14

INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders
Welcon Management Co.
Wilson, North Carolina

We have audited the accompanying consolidated balance sheet of Welcon Management Co. and its subsidiary, Watson Electrical Construction Co., as of March 31, 1997, and the related consolidated statements of income, retained earnings, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Welcon Management Co. and its subsidiary, Watson Electrical Construction Co., as of March 31, 1997 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


Bunch & Company, LLP

Rocky Mount, North Carolina
May 1, 1997
(Except for Note 9, as to which the date is July 13, 1999)

                             Welcon Management Co.

                          Consolidated Balance Sheet
                                March 31, 1997

                                    ASSETS
Current Assets
  Cash and cash equivalents                                     $ 1,563,024
  Temporary cash investments                                      4,740,000
  Accounts receivable                                            15,087,053
  Accounts receivable-other                                       1,060,730
  Inventories - merchandise                                       1,847,823
  Costs and estimated earnings in excess of billings
    on uncompleted contracts                                      3,951,697
  Prepaid expenses                                                  174,563
  Deferred income tax benefit                                       267,000
                                                                -----------
      Total current assets                                       28,691,890
                                                                -----------

Property and Equipment
  Property and equipment                                          8,390,610
  Less accumulated depreciation                                   6,628,092
                                                                -----------
      Net property and equipment                                  1,762,518
                                                                -----------

Other Assets
  Deferred income tax benefit                                       908,000
  Other assets                                                      613,668
                                                                -----------
      Total other assets                                          1,521,668
                                                                -----------

Total Assets                                                    $31,976,076
                                                                ===========

                            See accompanying notes.

                             Welcon Management Co.

                          Consolidated Balance Sheet
                                March 31, 1997

                     LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Current portion of notes payable                                 $   566,700
  Accounts payable                                                   9,098,750
  Accrued expenses                                                   3,005,925
  Income taxes payable                                                 444,442
  Reserve for supplemental compensation                                 34,332
  Billings in excess of costs and estimated earnings
    on uncompleted contracts                                         4,208,326
                                                                   -----------
      Total current liabilities                                     17,358,475
                                                                   -----------
Long Term Liabilities
  Notes payable, less current maturities                             1,045,735
  Reserve for supplemental compensation                              1,537,949
  Accrued postretirement benefit                                       782,000
                                                                   -----------
      Total long term liabilities                                    3,365,684
                                                                   -----------

        Total liabilities                                           20,724,159
                                                                   -----------

Stockholders' Equity
  Common stock, $1 par value; authorized 100,000 shares;
    issued and outstanding 15,000 shares                                15,000
  Capital contributed in excess of par                                 135,000
  Retained earnings                                                 11,101,917
                                                                   -----------
      Total stockholders' equity                                    11,251,917
                                                                   -----------

Total Liabilities and Stockholders' Equity                         $31,976,076
                                                                   ===========

                            See accompanying notes.

                             Welcon Management Co.

                       Consolidated Statement of Income
                           Year Ended March 31, 1997

CONSTRUCTION INCOME                                                           $94,697,392

JOB COSTS                                                                      81,083,882
                                                                              -----------

  Gross profit                                                                 13,613,510

GENERAL AND ADMINISTRATIVE EXPENSES                                             8,303,624
                                                                              -----------

  Income from operations                                                        5,309,886
                                                                              -----------

OTHER INCOME (EXPENSE)
  Interest income, net of interest expense                                        101,531
  Other income                                                                     50,994
                                                                              -----------
    Net other income                                                              152,525
                                                                              -----------

    Income before income taxes                                                  5,462,411

PROVISION FOR INCOME TAX                                                        2,137,369
                                                                              -----------

NET INCOME                                                                    $ 3,325,042
                                                                              ===========

                            See accompanying notes.

                             Welcon Management Co.

                Consolidated Statement of Retained Earnings
                         Year Ended March 31, 1997

Retained earnings - beginning                                                 $ 7,776,875

Net income                                                                      3,325,042
                                                                              -----------

Retained earnings - ending                                                    $11,101,917
                                                                              ===========

                            See accompanying notes.

                             Welcon Management Co.

                     Consolidated Statement of Cash Flows
                           Year Ended March 31, 1997

Cash flows from operating activities
  Net income                                                          $ 3,325,042
                                                                      -----------
  Adjustment to reconcile net income to net cash
  provided by operating activities:
    Depreciation and amortization                                         922,780
    Deferred income taxes                                                (155,000)
    Gain on disposal of property                                           (4,560)
    Changes in operating assets and liabilities:
      Accounts receivable                                              (1,824,808)
      Inventories                                                         (93,157)
      Cost in excess of billings                                       (1,286,536)
      Prepaid expenses                                                       (943)
      Accounts payable                                                    869,109
      Accrued liabilities                                                 657,912
      Billings in excess of costs                                        (605,076)
      Income taxes payable                                               (249,771)
      Supplemental compensation reserve                                   288,982
      Accrued postretirement benefit                                      (54,000)
                                                                      -----------
    Total adjustments                                                  (1,535,068)
                                                                      -----------
Net cash provided by operating activities                               1,789,974
                                                                      -----------

Cash flow from investing activities
  Cash proceeds from sale of property                                      12,943
  Cash payments for purchase of property                               (1,429,637)
  Net cash value life insurance increase                                  (61,441)
                                                                      -----------
Net cash used by investing activities                                  (1,478,135)
                                                                      -----------

Cash flow from financing activities
  Proceeds from issuance of short term debt                               510,000
  Principal payments on long-term debt                                   (238,167)
                                                                      -----------
Net cash provided by financing activities                                 271,833
                                                                      -----------

Net increase in cash and equivalents                                      583,672
Cash and equivalents, beginning of year                                 5,719,352
                                                                      -----------
Cash and equivalents, end of year                                     $ 6,303,024
                                                                      ===========

                            See accompanying notes.

                             Welcon Management Co.

                       Notes to the Financial Statements

Note 1 - Nature of Business and Significant Accounting Policies

     Nature of business - The Company is a management company located in North Carolina for its wholly-owned subsidiary, Watson Electrical Construction Co. The subsidiary is an electrical contractor primarily operating in North and South Carolina and Virginia. The Company provides credit in the normal course of business to its customers. The Company performs ongoing credit evaluations of its customers. Credit losses, when realized, have been within the range of the Company's expectations and, historically, have not been significant.

     A summary of the Company's significant accounting policies follows:

     Basis Of Accounting - The accompanying financial statements have been prepared using the percentage-of-completion method of accounting and, therefore, take into account the cost, estimated earnings and revenue to date on contracts not yet completed.

     The amount of revenue recognized at statement date is the portion of the total contract price that the cost expended to date bears to the anticipated final total cost, based on current estimates of cost to complete. It is not related to the progress billings to customers. However, at the time a loss on a contract becomes known, the entire amount of the estimated ultimate loss is recognized in the financial statements.

     As long term contracts extend over one or more years, revisions in estimates of cost and earnings during the course of the work are reflected in the accounting period in which the facts requiring the revision become known.

     Contract costs include direct material, direct labor and benefits, subcontract costs and allocations of indirect construction costs. Indirect construction cost is computed based on the uniform capitalization rules of the "Tax Reform Act of 1986." The difference between actual expenditures for indirect construction cost and the amount allocated is charged to operations for the current year.

     Contracts which are substantially complete are considered closed for financial statement purposes. Revenue earned on contracts in progress in excess of billings (underbillings) is classified as a current asset. Amounts billed in excess of revenue earned (overbillings) are classified as current liabilities.

     Operating Cycle - Assets and liabilities related to long term contracts are included in current assets and current liabilities in the accompanying balance sheet, as they will be liquidated in the normal course of contract completion, although this may require more than one year.

     Inventories - Inventories consist of construction materials and supplies that have not been charged to specific contracts and are stated at the lower of cost or market. Cost is computed using a moving average.

-continued-                         Page 7

                             Welcon Management Co.

                       Notes to the Financial Statements


Note 1 - Significant  Accounting Policies - continued

     Cash and cash equivalents - The Company considers all cash and other highly liquid investments with maturities of three months or less at the date of acquisition, to be "cash and cash equivalents."

     Cash deposits at banks exceeded federally insured limits at March 31, 1997 by $6,638,900.

     Income taxes - Financial statements and tax reporting are prepared using the percentage-of-completion method of accounting with contracts considered closed when they are substantially complete. For income tax reporting, the Tax Reform Act of 1986 requires that all contracts be reported 100% percentage-of-completion except for residential contracts which are reported 70% percentage-of-completion (the remaining 30% profit is recognized upon completion of the contract).

     Property And Equipment - Property and equipment is stated at cost and depreciation is computed using accelerated methods over the assets estimated useful lives. Maintenance and repairs are charged to income as incurred; major renewals and improvements are capitalized. The major components of property and equipment are:

          Description                                Years
     ---------------------                       -------------
     Vehicles                                            3 - 4
     Tools                                                   3
     Furniture, fixtures and office equipment           6 - 10
     Equipment                                           4 - 8
     Leasehold improvements                      Term of lease

     Use Of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


NOTE 2 - Related Party Transactions

     The Company leases a building, garage and parking lot on Hood Street, the home office property on Ward Boulevard and two condominiums from W.E. and Catherine Boyette, stockholders. The Company paid $96,669 in rental expense on these properties for the year ended March 31, 1997.

-continued-                         Page 8

                             Welcon Management Co.

                       Notes to the Financial Statements


Note 2 - Related Party Transactions - continued

     The Company also leases from WEB Properties, Inc. (a corporation wholly owned by W. E. Boyette) properties used as division offices of the Company. Total rentals paid for the year ending March 31, 1997 on these properties were $412,791. See Note 5 for additional details.


NOTE 3 - Contracts in Progress

     Contract amounts, accumulated costs, estimated earnings and the related billings to date on contracts in progress at March 31, 1997 are as follows:

                                                                    Contract       Contract
                                                                     Revenue         Costs
                                                                  -------------  -------------
          Total contract activity                                 $147,702,454   $130,102,844
          Less earnings and costs recorded in prior years          (53,005,062)   (49,018,962)
                                                                  ------------   ------------
          Earnings and costs for the period ended
              March 31, 1997                                        94,697,392     81,083,882
          Less current year earnings and costs of
              contracts completed during the period                (57,667,342)   (46,639,807)
          Earnings and costs recorded in a previous
              period still in progress at March 31, 1997            20,168,892     18,877,875
                                                                  ------------   ------------

          Totals - Jobs in Progress at March 31, 1997               57,198,942     53,321,950
                                                                  ============   ============

          Amounts earned on jobs in progress at
              March 31, 1997                                                       57,198,942
          Less anticipated losses in excess of revenues earned                       (112,542)
          Progress billings on jobs in progress at
              March 31, 1997                                                      (57,343,029)
                                                                                 ------------
                                                                                     (256,629)
                                                                                 ============
          Represented by:
              Costs and estimated earnings in excess of
                  billings on uncompleted contracts                                 3,951,697
          Less amounts billed in excess of costs and
              estimated earnings on uncompleted contracts                          (4,208,326)
                                                                                 ------------
                                                                                     (256,629)
                                                                                 ============

-continued-                         Page 9

                             Welcon Management Co.

                       Notes to the Financial Statements

Note 4 - Income Taxes

     The Company files a consolidated federal income tax return with its subsidiary, Watson Electrical Construction Co. The current year provision (benefit) for income tax is:

       Current                                                  $ 2,292,369
       Deferred                                                    (155,000)
                                                                -----------
         Total                                                    2,137,369
                                                                ===========

     Current income taxes are stated at statutory rates as determined by tax reporting methods. Deferred income taxes result from timing differences in the recognition of revenue and expenses for tax and financial statement purposes. Timing differences include recognition of income on long term contracts, accruals on earned vacation benefits, postretirement benefits and recognition of expense on supplemental compensation agreements. The measurements of deferred tax assets and liabilities is based on provisions of the enacted tax law; the effects of the future changes in tax laws or rates are not considered. The components of the net deferred tax asset at March 31, 1997 are as follows:

       Deferred assets                                          $ 1,175,000
       Deferred tax liabilities                                           0
       Valuation allowance                                                0
                                                                -----------
                                                                  1,175,000
                                                                ===========

     The net deferred tax asset at March 31, 1997 is reflected in the balance sheet as follows:

  Current deferred tax asset                                    $   267,000
  Long term deferred tax asset                                      908,000
                                                                -----------
                                                                  1,175,000
                                                                ===========

     Income tax returns have been audited by the Internal Revenue Service through fiscal year ending March 31, 1990.


Note 5 - Lease Agreements

     The Company leases substantially all of the land and buildings used in operations from related parties (see Note 2). The leases are generally for a period of five years and classified as operating leases. The Company is responsible for executory costs.

-continued-                         Page 10

                             Welcon Management Co.

                       Notes to the Financial Statements

Note 5 - Lease Agreements (continued)

     The future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year are as follows:

          3-31-98                                               $   588,728
          3-31-99                                                   168,495
          Thereafter                                                      0
                                                                -----------
                                                                    757,223
                                                                ===========


Note 6 - Notes Payable And Credit Arrangements

     The Company and its subsidiary entered into a revolving line of credit in August 1996 with its bank for an amount not to exceed $3,000,000. The line of credit bears interest at LIBOR plus 2.5% and is payable monthly. The credit line is unsecured and is guaranteed by WEB Properties, Inc. The line of credit agreement contains covenants which, among others, requires that certain financial ratios be maintained. At March 31, 1997 the Company was in compliance with these requirements.

     Notes payable at March 31 consist of the following:

     Revolving line of credit from
         NationsBank (see above)                                $         0

     Combined notes to individual; interest rate of 7%,
         monthly payments of $17,412 including interest; notes
         maturing August 2003, secured by the stock of Welcon
         Management Co. and Watson Electrical Construction Co.    1,112,435

     Note to stockholder, interest rate of 9%; interest payable yearly on March 31; due on or before March 14, 1999,
         unsecured                                                  500,000
                                                                -----------

          Total notes payable                                     1,612,435
          Less current maturities                                   566,700
                                                                -----------

          Long term portion                                       1,045,735
                                                                ===========

-continued-                         Page 11

                             Welcon Management Co.

                       Notes to the Financial Statements

Note 6 - Notes Payable (continued)

     Aggregate maturities of notes payable at
      March 31, 1997 are as follows:
          3-31-98                                                     $  566,700
          3-31-99                                                         71,522
          3-31-00                                                         76,692
          3-31-01                                                         82,236
          3-31-02                                                         88,181
          Thereafter                                                     727,104
                                                                      ----------
          Total                                                       $1,612,435
                                                                      ==========

Note 7 - Pension And Retirement Plans

     The Companies sponsored a noncontributory defined benefit plan which was terminated on November 30, 1994; final closure of the plan was completed in September 1996. The benefit obligation was settled by one of the following options elected by each participant: (1) purchasing annuity contracts, (2) lump sum payment, or (3) rolling over the benefit obligation to an IRA/qualified retirement plan. Active participants could elect to roll over the benefit obligation to the Companies' newly sponsored 401(k) retirement plan.

     In place of the defined benefit plan described above, the Companies sponsored a defined contribution pension plan (401k) effective for the year beginning April 1, 1994. The plan covers all employees who have attained age 21 and perform at least 1,000 hours of service per year. For the year ended March 31, 1997, the Companies matched 50% of the first 4% of compensation each participant elected to contribute. In addition, for the 1996 calendar year, the Companies made an additional match of 50% of the employee's contribution up to 4% of compensation for each participant who completed at least 1000 hours of service during the 1996 plan year and was employed on December 31, 1996. The total amount contributed for the year ending March 31, 1997 was $586,353.

Note 8 - Supplemental Compensation

     The Company's subsidiary has adopted a supplemental compensation benefit plan for selected management employees effective April 1983. The Company makes discretionary contributions based on eligible participants' earnings. Interest earnings on participants' reserve balances are accrued at a fixed rate and expensed annually. Benefits are paid to employees upon retirement and attaining age 55 or as death benefits. Benefits are generally paid monthly over a period of ten years. The Company has procured life insurance policies on its employees to aid in meeting its obligations under this agreement. Any proceeds from such policies shall be treated as general assets of the Company and do not represent the vested, secured or preferred interest of participants or beneficiaries; and the Company has no obligation to continue the life insurance in force.

-continued-                         Page 12

                             Welcon Management Co.

                       Notes to the Financial Statements

Note 8 - Supplemental Compensation (continued)

     For the year ended March 31, 1997, the Company made a discretionary contribution of up to 20% of eligible participants' earnings. Total supplemental compensation expense for 1997 was $354,265. Current and long term maturities of supplemental payments are as follows:

                                                  Short            Long
                                                   Term            Term
                                                   ----            ----
          Retirees and beneficiaries            $34,332      $  137,111
          Active employees                            0       1,400,838
                                                -------      ----------
             Total                               34,332       1,537,949
                                                =======      ==========

Note 9 - Post Retirement Medical Benefits

     The Company sponsors a postretirement health care plan covering qualified retirees. As of March 31, 1996 the plan was effectively terminated and eligible participants were limited to those with twenty-five years of service as of January 1, 1994 or fifteen years of service after their reaching age 40. The plan is unfunded and paid through its operating capital.

     The following table sets forth the plan's funded status reconciled with the amount shown on the balance sheet at March 31, 1997:

     Accumulated postretirement benefit obligations:
         Current retirees                                                $ 782,000
         Current employees eligible for immediate benefits                       -
         Current employees eligible for future benefits                          -

     Plan assets at fair value                                                   -
                                                                         ---------
     Accumulated postretirement obligation in excess
       of plan assets                                                      782,000
     Unrecognized net gain                                                       -
     Prior service cost not yet recognized                                       -
     Unrecognized transition obligation                                          -
                                                                         ---------
     Accrued postretirement benefit cost                                 $ 782,000
                                                                         =========
     Net periodic postretirement benefit cost included
       the following components for the year ended March 31, 1997:

         Service cost-benefits attributable to service during the year  $        -
         Interest on accumulated postretirement benefit obligation          60,610
         Recognition of transition obligation                                    -
         Experience (gains) and losses                                     (64,610)
                                                                         ---------
         Net periodic postretirement benefit cost                        $  (4,000)
                                                                         =========

For measurement purposes, a 5% annual rate of increase in per capita health care costs of covered benefits was assumed. The weighted average discount rate used in estimating the accumulated postretirement obligation was 7.25%.

Note 10 - Litigation

     The Company is a party to a small number of legal proceedings as a defendant or plaintiff in the ordinary course of its business but does not regard the net result of such proceedings as having a material adverse effect on the financial position of the Company.

-continued-                         Page 13

                             Welcon Management Co.

                       Notes to the Financial Statements


Note 11 - Supplemental Disclosures to Cash Flow Statement

     Cash paid during the year for:
       Interest                                   $    87,519
       Income taxes                                 3,615,427


NOTE 12 - Backlog

     At March 31, 1997 the Company had the following backlog (gross revenue) from signed contracts:

       Backlog of work remaining on contracts in progress
         at March 31, 1997                                    $ 60,522,494

                         Audited Financial Statements

                             Welcon Management Co.
                                 and Subsidiary

                           Year ended March 31, 1998
                      with Report of Independent Auditors

                             Welcon Management Co.

                         Audited Financial Statements
                           Year Ended March 31, 1998



                                    Contents

                                                                      Page
INDEPENDENT AUDITOR'S REPORT ON THE
  FINANCIAL STATEMENTS                                                   1

AUDITED FINANCIAL STATEMENTS

  Consolidated balance sheet                                           2-3

  Consolidated statement of income                                       4

  Consolidated statement of retained earnings                            5

  Consolidated statement of cash flows                                   6

  Notes to the financial statements                                   7-14

Independent Auditor's Report


To the Board of Directors and Stockholders
Welcon Management Co.
Wilson, North Carolina

We have audited the accompanying consolidated balance sheet of Welcon Management Co. and its subsidiary, Watson Electrical Construction Co., as of March 31, 1998, and the related consolidated statements of income, retained earnings, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Welcon Management Co. and its subsidiary, Watson Electrical Construction Co., as of March 31, 1998 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


Bunch & Company

Rocky Mount, North Carolina
May 1, 1998
(Except for Note 9, as to which the date is July 13, 1999)

                             Welcon Management Co.

                          Consolidated Balance Sheet
                                March 31, 1998

                                   Assets
Current Assets
  Cash and cash equivalents                                                   $ 2,280,593
  Temporary cash investments                                                    6,200,000
  Accounts receivable                                                          19,496,838
  Accounts receivable-other                                                       166,907
  Inventories - merchandise                                                     1,980,919
  Costs and estimated earnings in excess of billings
    on uncompleted contracts                                                    3,506,273
  Prepaid expenses                                                                107,374
  Deferred income tax benefit                                                     271,000
                                                                              -----------
      Total current assets                                                     34,009,904
                                                                              -----------

Property and Equipment
  Property and equipment                                                        9,812,725
  Less accumulated depreciation                                                 7,350,930
                                                                              -----------
      Net property and equipment                                                2,461,795
                                                                              -----------

Other Assets
  Deferred income tax benefit                                                     948,000
  Other assets                                                                    672,985
                                                                              -----------
      Total other assets                                                        1,620,985
                                                                              -----------

Total Assets                                                                  $38,092,684
                                                                              ===========

                            See accompanying notes.

                             Welcon Management Co.

                          Consolidated Balance Sheet
                                March 31, 1998

                     Liabilities and Stockholders' Equity

Current Liabilities
  Current portion of notes payable                                                 $    71,522
  Accounts payable                                                                   9,209,687
  Accrued expenses                                                                   3,289,842
  Income taxes payable                                                                 574,710
  Reserve for supplemental compensation                                                 41,791
  Billings in excess of costs and estimated earnings
    on uncompleted contracts                                                         5,741,050
                                                                                   -----------
      Total current liabilities                                                     18,928,602
                                                                                   -----------

Long Term Liabilities
  Notes payable, less current maturities                                             1,474,213
  Reserve for supplemental compensation                                              1,743,535
  Accrued postretirement benefits                                                      728,000
                                                                                   -----------
      Total long term liabilities                                                    3,945,748
                                                                                   -----------

        Total liabilities                                                           22,874,350
                                                                                   -----------


Stockholders' Equity
  Common stock, $1 par value; authorized 100,000 shares;
    issued and outstanding 15,000 shares                                                15,000
  Capital contributed in excess of par                                                 135,000
  Retained earnings                                                                 15,068,334
                                                                                   -----------
      Total stockholders' equity                                                    15,218,334
                                                                                   -----------

Total Liabilities and Stockholders' Equity                                         $38,092,684
                                                                                   ===========

                            See accompanying notes.

                             Welcon Management Co.

                      Consolidated Statement of Income
                           Year Ended March 31, 1998

CONSTRUCTION INCOME                                             $109,517,879

JOB COSTS                                                         93,805,217
                                                                ------------

  Gross profit                                                    15,712,662

GENERAL AND ADMINISTRATIVE EXPENSES                                9,496,023
                                                                ------------

  Income from operations                                           6,216,639
                                                                ------------

OTHER INCOME (EXPENSE)
  Interest income, net of interest expense                           228,536
  Other income                                                        73,620
                                                                ------------
    Net other income                                                 302,156
                                                                ------------

    Income before income taxes                                     6,518,795

PROVISION FOR INCOME TAX                                           2,552,378
                                                                ------------

NET INCOME                                                      $  3,966,417
                                                                ============

                            See accompanying notes.

                             Welcon Management Co.

                  Consolidated Statement of Retained Earnings
                           Year Ended March 31, 1998

Retained earnings - beginning                                         $11,101,917

Net income                                                              3,966,417
                                                                 ----------------
Retained earnings - ending                                            $15,068,334
                                                                 ================

                            See accompanying notes.

                             Welcon Management Co.

                    Consolidated Statement of Cash Flows
                         Year Ended March 31, 1998

Cash flows from operating activities
  Net income                                                                       $ 3,966,417
  Adjustment to reconcile net income to net cash
  provided by operating activities:
    Depreciation and amortization                                                    1,145,078
    Deferred income taxes                                                              (44,000)
    Gain on disposal of property                                                       (29,756)
    Changes in operating assets and liabilities:
      Accounts receivable                                                           (3,515,962)
      Inventories                                                                     (133,096)
      Cost in excess of billings                                                       445,424
      Prepaid expenses                                                                  67,189
      Accounts payable                                                                 110,937
      Accrued liabilities                                                              283,915
      Billings in excess of costs                                                    1,532,724
      Income taxes payable                                                             130,268
      Supplemental compensation reserve                                                213,045
      Accrued postretirement benefits                                                  (54,000)
                                                                                   -----------
    Total adjustments                                                                  151,766
                                                                                   -----------
Net cash provided by operating activities                                            4,118,183
                                                                                   -----------

Cash flow from investing activities
  Cash proceeds from sale of property                                                   39,076
  Cash payments for purchase of property                                            (1,848,116)
  Net cash value life insurance increase                                               (64,874)
                                                                                   -----------
Net cash used by investing activities                                               (1,873,914)
                                                                                   -----------

Cash flow from financing activities
  Proceeds from issuance of long term debt                                             500,000
  Principal payments on long-term debt                                                (566,700)
                                                                                   -----------
Net cash used by financing activities                                                  (66,700)
                                                                                   -----------

Net increase in cash and equivalents                                                 2,177,569
Cash and equivalents, beginning of year                                              6,303,024
                                                                                   -----------
Cash and equivalents, end of year                                                  $ 8,480,593
                                                                                   ===========

                            See accompanying notes.

                             Welcon Management Co.

                       Notes to the Financial Statements

Note 1 - Nature of Business and Significant Accounting Policies

     Nature of business - The Company is a management company located in North Carolina for its wholly-owned subsidiary, Watson Electrical Construction Co. The subsidiary is an electrical contractor primarily operating in North and South Carolina and Virginia. The Company provides credit in the normal course of business to its customers. The Company performs ongoing credit evaluations of its customers. Credit losses, when realized, have been within the range of the Company's expectations and, historically, have not been significant.

     A summary of the Company's significant accounting policies follows:

     Basis of Accounting - The accompanying financial statements have been prepared using the percentage-of-completion method of accounting and, therefore, take into account the cost, estimated earnings and revenue to date on contracts not yet completed.

     The amount of revenue recognized at statement date is the portion of the total contract price that the cost expended to date bears to the anticipated final total cost, based on current estimates of cost to complete. It is not related to the progress billings to customers. However, at the time a loss on a contract becomes known, the entire amount of the estimated ultimate loss is recognized in the financial statements.

     As long term contracts extend over one or more years, revisions in estimates of cost and earnings during the course of the work are reflected in the accounting period in which the facts requiring the revision become known.

     Contract costs include direct material, direct labor and benefits, subcontract costs and allocations of indirect construction costs. Indirect construction cost is computed based on the uniform capitalization rules of the "Tax Reform Act of 1986." The difference between actual expenditures for indirect construction cost and the amount allocated is charged to operations for the current year.

     Contracts which are substantially complete are considered closed for financial statement purposes. Revenue earned on contracts in progress in excess of billings (underbillings) is classified as a current asset. Amounts billed in excess of revenue earned (overbillings) are classified as current liabilities.

     Operating Cycle - Assets and liabilities related to long term contracts are included in current assets and current liabilities in the accompanying balance sheet, as they will be liquidated in the normal course of contract completion, although this may require more than one year.

     Inventories - Inventories consist of construction materials and supplies that have not been charged to specific contracts and are stated at the lower of cost or market. Cost is computed using a moving average.

-continued-                         Page 7

                             Welcon Management Co.

                       Notes to the Financial Statements


Note 1 - Significant  Accounting Policies - continued

     Cash and cash equivalents - The Company considers all cash and other highly liquid investments with maturities of three months or less at the date of acquisition, to be "cash and cash equivalents."

     Cash deposits at banks exceeded federally insured limits at March 31, 1998 by $9,228,200.

     Income taxes - Financial statements and tax reporting are prepared using the percentage-of-completion method of accounting with contracts considered closed when they are substantially complete. For income tax reporting, the Tax Reform Act of 1986 requires that all contracts be reported 100% percentage-of-completion except for residential contracts which are reported 70% percentage-of-completion (the remaining 30% profit is recognized upon completion of the contract).

     Property And Equipment - Property and equipment is stated at cost and depreciation is computed using accelerated methods over the assets estimated useful lives. Maintenance and repairs are charged to income as incurred; major renewals and improvements are capitalized. The major components of property and equipment are:


                     Description                                      Years
                  -----------------                               -------------
               Vehicles                                                   3 - 4
               Tools                                                          3
               Furniture, fixtures and office equipment                  6 - 10
               Equipment                                                  4 - 8
               Leasehold improvements                             Term of lease

     Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


Note 2 - Related Party Transactions

     The Company leases a building, garage and parking lot on Hood Street, the home office property on Ward Boulevard and two condominiums from W.E. and Catherine Boyette, stockholders. The Company paid $104,148 in rental expense on these properties for the year ended March 31, 1998.

-continued-                         Page 8

                             Welcon Management Co.

                       Notes to the Financial Statements


Note 2 - Related Party Transactions - continued

     The Company also leases from WEB Properties, Inc. (a corporation wholly owned by W. E. Boyette) properties used as division offices of the Company. Total rentals paid for the year ending March 31, 1998 on these properties were $439,908. See Note 5 for additional details.


Note 3 - Contracts in Progress

     Contract amounts, accumulated costs, estimated earnings and the related billings to date on contracts in progress at March 31, 1998 are as follows:

                                                               Contract       Contract
                                                                Revenue         Costs
                                                                -------         -----
          Total contract activity                            $166,604,279   $147,014,625
          Less earnings and costs recorded in prior years     (57,086,400)   (53,209,408)
                                                             ------------   ------------
          Earnings and costs for the period ended
              March 31, 1998                                  109,517,879     93,805,217
          Less current year earnings and costs of
              contracts completed during the period           (60,821,934)   (49,965,458)
          Earnings and costs recorded in a previous
              period still in progress at March 31, 1998       15,979,585     14,905,453
                                                             ------------   ------------
          Totals - Jobs in Progress at March 31, 1998          64,675,530     58,745,212
                                                             ============   ============

     Amounts earned on jobs in progress at
       March 31, 1998                                                         64,675,530
     Less anticipated losses in excess of revenues earned                         (8,097)
     Progress billings on jobs in progress at
       March 31, 1998                                                        (66,902,210)
                                                                            ------------

                                                                              (2,234,777)
                                                                            ============
     Represented by:
       Costs and estimated earnings in excess of
         billings on uncompleted contracts                                     3,506,273
     Less amounts billed in excess of costs and
       estimated earnings on uncompleted contracts                            (5,741,050)
                                                                            ------------
                                                                              (2,234,777)
                                                                            ============

-continued-                         Page 9

                             Welcon Management Co.

                       Notes to the Financial Statements


Note 4 - Income Taxes

     The Company files a consolidated federal income tax return with its subsidiary, Watson Electrical Construction Co. The current year provision (benefit) for income tax is:

       Current                                       $2,596,378
       Deferred                                         (44,000)
                                                     ----------
         Total                                        2,552,378
                                                     ==========

     Current income taxes are stated at statutory rates as determined by tax reporting methods. Deferred income taxes result from timing differences in the recognition of revenue and expenses for tax and financial statement purposes. Timing differences include recognition of income on long term contracts, accruals on earned vacation benefits, postretirement benefits and recognition of expense on supplemental compensation agreements. The measurements of deferred tax assets and liabilities is based on provisions of the enacted tax law; the effects of the future changes in tax laws or rates are not considered. The components of the net deferred tax asset at March 31, 1998 are as follows:

       Deferred assets                                  $1,219,000
       Deferred tax liabilities                                  0
       Valuation allowance                                       0
                                                        ----------
                                                         1,219,000
                                                        ==========

     The net deferred tax asset at March 31, 1998 is reflected in the balance sheet as follows:

       Current deferred tax asset                         $271,000
       Long term deferred tax asset                        948,000
                                                        ----------
                                                         1,219,000
                                                        ==========

     Income tax returns have been audited by the Internal Revenue Service through fiscal year ending March 31, 1990.


Note 5 - Lease Agreements

     The Company leases substantially all of the land and buildings used in operations from related parties (see Note 2). The leases are generally for a period of five years and classified as operating leases. The Company is responsible for executory costs.

-continued-                         Page 10

                             Welcon Management Co.

                       Notes to the Financial Statements


Note 5 - Lease Agreements (continued)

     The future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year are as follows:

          3-31-99                               $  695,511
          3-31-00                                  678,516
          3-31-01                                  698,916
          3-31-02                                  719,886
          3-31-03                                  741,504
          Thereafter                                    --
                                                 ---------
                                                 3,534,333
                                                 =========

Note 6 - Notes Payable And Credit Arrangements

     The Company and its subsidiary entered into a revolving line of credit in August 1996 with its bank for an amount not to exceed $3,000,000. The line of credit bears interest at LIBOR plus 1.75% (effective August 30, 1997, prior rate of LIBOR plus 1.5%) and is payable monthly. The credit line is unsecured and is guaranteed by WEB Properties, Inc. The line of credit agreement contains covenants which, among others, requires that certain financial ratios be maintained. At March 31, 1998 the Company was in compliance with these requirements.

     Notes payable at March 31 consist of the following:

     Revolving line of credit from
      NationsBank (see above)                   $        0

     Combined notes to individual; interest
      rate of 7%, monthly payments of $17,412
      including interest; notes maturing
      August 2003, secured by the stock of
      Welcon Management Co. and Watson
      Electrical Construction Co.                1,045,735

     Note to stockholder, interest rate of 9%;
      interest payable yearly on March 31; due
      on or before March 23, 2001,  unsecured      500,000
                                                ----------

          Total notes payable                    1,545,735
          Less current maturities                   71,522
                                                ----------

          Long term portion                      1,474,213
                                                ==========

-continued-                         Page 11

                             Welcon Management Co.

                       Notes to the Financial Statements


Note 6 - Notes Payable (continued)

     Aggregate maturities of notes payable at March 31, 1998 are as follows:

          3-31-99                                               $   71,522
          3-31-00                                                   76,692
          3-31-01                                                  582,236
          3-31-02                                                   88,181
          3-31-03                                                   94,556
          Thereafter                                               632,548
                                                                ----------
                                                                 1,545,735
                                                                ==========


Note 7 - Pension and Retirement Plans

     The Companies sponsored a defined contribution pension plan (401k) effective for the year beginning April 1, 1994. The plan covers all employees who have attained age 21 and perform at least 1,000 hours of service per year. For the years ended March 31, 1998, the Companies matched 50% of the first 4% of compensation each participant elected to contribute. In addition, for the 1997 and 1996 calendar years, the Companies made an additional match of 50% of the employee's contribution up to 4% of compensation for each participant who completed at least 1000 hours of service during the respective plan years and was employed on December 31 of the plan year. The total amount contributed for 1998 was $669,392.



Note 8 - Supplemental Compensation

     The Company's subsidiary has adopted a supplemental compensation benefit plan for selected management employees effective April 1983. The Company makes discretionary contributions based on eligible participants' earnings. Interest earnings on participants' reserve balances are accrued at a fixed rate and expensed annually. Benefits are paid to employees upon retirement and attaining age 55 or as death benefits. Benefits are generally paid monthly over a period of ten years. The Company has procured life insurance policies on its employees to aid in meeting its obligations under this agreement. Any proceeds from such policies shall be treated as general assets of the Company and do not represent the vested, secured or preferred interest of participants or beneficiaries; and the Company has no obligation to continue the life insurance in force.

-continued-                         Page 12

                             Welcon Management Co.

                       Notes to the Financial Statements


Note 8 - Supplemental Compensation (continued)

     For the year ended March 31, 1998, the Company made a discretionary contribution of up to 10% of eligible participants' earnings. Total supplemental compensation expense for 1998 was $264,578. Current and long term maturities of supplemental payments are as follows:

                                         Short       Long
                                          Term       Term
                                        --------  ----------
          Retirees and beneficiaries     $41,791  $   95,265
          Active employees                   -0-   1,648,270
                                         -------  ----------
          Total                           41,791   1,743,535
                                         =======  ==========

Note 9 - Post Retirement Medical Benefits

     The Company sponsors a postretirement health care plan covering qualified retirees. As of March 31, 1996 the plan was effectively terminated and eligible participants were limited to those with twenty-five years of service as of January 1, 1994 or fifteen years of service after their reaching age 40. The plan is unfunded and paid through its operating capital.

     The following table sets forth the plan's funded status reconciled with the amount shown on the balance sheet at March 31, 1998:

     Accumulated postretirement benefit obligations:
       Current retirees                                         $  728,000
       Current employees eligible for immediate benefits                 -
       Current employees eligible for future benefits                    -

     Plan assets at fair value                                           -
                                                                ----------

     Accumulated postretirement obligation in excess
       of plan assets                                              728,000
     Unrecognized net gain                                               -
     Prior service cost not yet recognized                               -
     Unrecognized transition obligation                                  -
                                                                ----------

     Accrued postretirement benefit cost                        $  728,000
                                                                ==========

     Net periodic postretirement benefit cost included in the following components for the year ended
       March 31, 1998:

       Service cost-benefits attributable to service
         during the year                                        $        -
       Interest on accumulated postretirement benefit
         obligation                                                 56,695
       Recognition of transition obligation                              -
       Experience (gains) and losses                               (21,899)
                                                                ----------

       Net periodic postretirement benefit cost                 $   34,796
                                                                ==========

     For measurement purposes, a 6% annual rate of increase in per capita health care costs of covered benefits was assumed. The weighted average discount rate used in estimating the accumulated postretirement obligation was 7.25%.

Note 10 - Litigation

     The Company is a party to a small number of legal proceedings as a defendant or plaintiff in the ordinary course of its business but does not regard the net result of such proceedings as having a material adverse effect on the financial position of the Company.

-continued-

                             Welcon Management Co.

                       Notes to the Financial Statements


Note 11 - Supplemental Disclosures to Cash Flow Statement

     Cash paid during the year for:
       Interest                           $    113,750
       Income taxes                          1,591,318


Note 12 - Backlog

     At March 31, 1998 the Company had the following backlog (gross revenue) from signed contracts:

       Backlog of work remaining on
        contracts in progress at March
        31, 1998                          $ 53,835,874

                         Compiled Financial Statements

                             Welcon Management Co.
                                 and Subsidiary

                 Six Months Ended September 30, 1998 and 1997

To the  Board of Directors
Welcon Management Co.
Wilson, North Carolina


We have compiled the accompanying consolidated balance sheets of Welcon Management Co. and its subsidiary, Watson Electrical Construction Co., as of September 30, 1998 and 1997, and the related consolidated statements of income, retained earnings, and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.



Bunch & Company, LLP

Rocky Mount, North Carolina
July 13, 1999

                             Welcon Management Co.
                                and Subsidiary

                         Compiled Financial Statements
                 Six Months Ended September 30, 1998 and 1997



                                   Contents

                                                   Page

ACCOUNTANTS' REPORT                                   1

COMPILED FINANCIAL STATEMENTS (unaudited)

   Consolidated balance sheets                        2

   Consolidated statements of income                  4

   Consolidated statements of retained earnings       5

   Consolidated statements of cash flows              6

   Notes to the financial statements                  7

                             Welcon Management Co.

                          Consolidated Balance Sheet
                          September 30, 1998 and 1997

                                                                   1998                     1997
                                                                   ----                     ----
                                                                (unaudited)              (unaudited)
                                        Assets
Current Assets
  Cash and cash equivalents                                     $ 8,495,112              $ 7,795,796
  Accounts receivable                                            18,678,573               17,545,153
  Accounts receivable-other                                          37,374                   26,867
  Inventories - merchandise                                       2,071,263                2,096,119
  Costs and estimated earnings in excess of billings
    on uncompleted contracts                                      3,617,929                2,337,695
  Prepaid expenses                                                  131,649                  120,663
  Deferred income tax benefit                                       271,000                  267,000
                                                                -----------              -----------
      Total current assets                                       33,302,900               30,189,293
                                                                -----------              -----------

Property and Equipment
  Property and equipment                                         10,687,847                9,282,787
  Less accumulated depreciation                                   7,663,164                6,897,982
                                                                -----------              -----------
      Net property and equipment                                  3,024,683                2,384,805
                                                                -----------              -----------

Other Assets
  Deferred income tax benefit                                       948,000                  908,000
  Other assets                                                      693,740                  634,322
                                                                -----------              -----------
      Total other assets                                          1,641,740                1,542,322
                                                                -----------              -----------

Total Assets                                                    $37,969,323              $34,116,420
                                                                ===========              ===========

                See accountants' report and accompanying note.
                                    Page 2

                             Welcon Management Co.

                          Consolidated Balance Sheet
                          September 30, 1998 and 1997

                                                                    1998                     1997
                                                                    ----                     ----
                                                                (unaudited)              (unaudited)
                               Liabilities and Stockholders' Equity
Current Liabilities
  Current portion of notes payable                              $         -              $    69,069
  Accounts payable                                                9,483,357                8,852,431
  Accrued expenses                                                1,385,394                1,057,411
  Income taxes payable                                                    0                  627,718
  Reserve for supplemental compensation                              41,791                   34,332
  Billings in excess of costs and estimated earnings
    on uncompleted contracts                                      6,512,794                5,324,015
                                                                -----------              -----------
      Total current liabilities                                  17,423,336               15,964,976
                                                                -----------              -----------

Long Term Liabilities
  Notes payable, less current maturities                                  0                1,510,598
  Reserve for supplemental compensation                           1,947,127                1,726,115
  Accrued postretirement benefits                                   701,000                  755,000
                                                                -----------              -----------
      Total long term liabilities                                 2,648,127                3,991,713
                                                                -----------              -----------

        Total liabilities                                        20,071,463               19,956,689
                                                                -----------              -----------


 Stockholders' Equity
  Common stock, $1 par value; authorized 100,000 shares;
    issued and outstanding 15,000 shares                             15,000                   15,000
  Capital contributed in excess of par                              135,000                  135,000
  Retained earnings                                              17,747,860               14,009,731
                                                                -----------              -----------
      Total stockholders' equity                                 17,897,860               14,159,731
                                                                -----------              -----------

Total Liabilities and Stockholders' Equity                      $37,969,323              $34,116,420
                                                                ===========              ===========

                See accountants' report and accompanying note.

                             Welcon Management Co.

                       Consolidated Statement of Income
                 Six Months Ended September 30, 1998 and 1997

                                                                1998                     1997
                                                                ----                     ----
                                                             (unaudited)              (unaudited)
CONSTRUCTION INCOME                                            $54,220,565              $54,286,544

JOB COSTS                                                       45,890,355               47,124,172
                                                         -----------------          ---------------

  Gross profit                                                   8,330,210                7,162,372

GENERAL AND ADMINISTRATIVE EXPENSES                              4,124,119                2,579,671
                                                         -----------------          ---------------

  Income from operations                                         4,206,091                4,582,701
                                                         -----------------          ---------------

OTHER INCOME (EXPENSE)
  Interest income, net of interest expense                         158,535                  100,868
  Other income (expense)                                            (4,450)                  61,102
                                                         -----------------          ---------------
    Net other income                                               154,085                  161,970
                                                         -----------------          ---------------

    Income before income taxes                                   4,360,176                4,744,671

PROVISION FOR INCOME TAX                                         1,680,650                1,836,857
                                                         -----------------          ---------------

NET INCOME                                                     $ 2,679,526              $ 2,907,814
                                                         =================          ===============

                See accountants' report and accompanying note.

                             Welcon Management Co.

                  Consolidated Statement of Retained Earnings
                 Six Months Ended September 30, 1998 and 1997

                                                               1998                     1997
                                                         ----------------         ----------------
Retained earnings - beginning                                 $15,068,334              $11,101,917

Net income                                                      2,679,526                2,907,814
                                                         ----------------         ----------------
Retained earnings - ending (unaudited)                        $17,747,860              $14,009,731
                                                         ================         ================

                See accountants' report and accompanying note.

                             Welcon Management Co.

                     Consolidated Statement of Cash Flows
                 Six Months Ended September 30, 1998 and 1997

                                                     1998           1997
                                                 -----------    -----------
                                                 (Unaudited)    (Unaudited)

Cash flows from operating activities
  Net income                                     $ 2,679,526    $ 2,907,814
                                                 -----------    -----------
  Adjustment to reconcile net income to net
   cash provided by operating activities:
    Depreciation and amortization                    590,998        483,997
    Loss (gain) on disposal of property               17,382        (27,222)
    Changes in operating assets and liabilities:
      Accounts receivable                            947,798     (1,424,237)
      Inventories                                    (90,344)      (248,296)
      Cost in excess of billings                    (111,656)     1,614,002
      Prepaid expenses                               (24,275)        53,900
      Accounts payable                               273,670       (246,319)
      Accrued liabilities                         (1,904,448)    (1,948,514)
      Billings in excess of costs                    771,744      1,115,689
      Income taxes payable                          (574,710)       183,276
      Supplemental compensation reserve              203,592        188,166
      Accrued postretirement benefits                (27,000)       (27,000)
                                                 -----------    -----------
    Total adjustments                                 72,751       (282,558)
                                                 -----------    -----------
Net cash provided by operating activities           2,752,277      2,625,256
                                                 -----------    -----------
Cash flow from investing activities
  Cash proceeds from sale of property                115,850         37,702
  Cash payments for purchase of property          (1,287,118)    (1,111,207)
  Net cash value life insurance increase             (20,755)       (26,211)
                                                 -----------    -----------
Net cash used by investing activities             (1,192,023)    (1,099,716)
                                                 -----------    -----------
Cash flow from financing activities
  Principal payments on long-term debt            (1,545,735)       (32,768)
                                                 -----------    -----------
Net cash used by financing activities             (1,545,735)       (32,768)
                                                 -----------    -----------
Net increase in cash and equivalents                  14,519      1,492,772

Cash and equivalents, beginning of year            8,480,593      6,303,024
                                                 -----------    -----------
Cash and equivalents, end of year                $ 8,495,112    $ 7,795,796
                                                 ===========    ===========

                 See accountants' report and accompanying note

                             Welcon Management Co.

                 Note to the Financial Statements (unaudited)

Note 1. Unaudited Interim Financial Statement Information

        In connection with the subsequent business combination agreement and related Securities and Exchange Commission filing requirements, the management of the Company has included unaudited interim financial statement information. In the opinion of management, the Company has made all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the financial condition of the Company as of September 30, 1998 and 1997 and the results of operations, statement of retained earnings and cash flows for the six months ended September 30, 1998 and 1997, as presented in the accompanying unaudited interim financial statements information.